UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 14, 2006

PepsiCo, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Anderson Hill Road, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-253-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 14, 2006, PepsiCo, Inc. ("PepsiCo" or the "Company") announced that Steven S Reinemund, 58, PepsiCo’s Chairman and Chief Executive Officer, will retire next May to spend more time with his family. PepsiCo’s Board of Directors has elected Indra K. Nooyi, 50, as Chief Executive Officer, effective October 1, 2006. Mr. Reinemund will serve as Executive Chairman of PepsiCo effective October 1, 2006 and will continue to serve as Chairman of PepsiCo’s Board of Directors until his retirement in May, 2007. In addition, PepsiCo also announced that effective October 1, 2006 Ms. Nooyi’s current responsibilities will be divided between two PepsiCo veterans, Richard Goodman and Hugh Johnston, both of whom will report to Ms. Nooyi.

Steven S Reinemund was appointed Chairman and Chief Executive Officer of PepsiCo in May 2001. Mr. Reinemund served as PepsiCo’s President and Chief Operating Officer from 1999 until May 2001 and as Chairman and Chief Executive Officer of Frito-Lay’s worldwide operations from 1996 to 1999. From 1992 to 1996 he led the Company’s North American snack division. Mr. Reinemund started his career with PepsiCo in 1984 at its Pizza Hut division (now part of YUM! Brands, Inc.), serving as Chief Executive Officer from 1986 until 1992. Mr. Reinemund is also a director of Johnson & Johnson.

Ms. Nooyi joined PepsiCo in 1994 and has served as President and Chief Financial Officer since May 2001, when she was also named to PepsiCo’s Board of Directors. Ms. Nooyi also served as Senior Vice President and Chief Financial Officer of PepsiCo from February 2000 through May 2001, Senior Vice President, Corporate Strategy and Development from 1996 until 2000 and Senior Vice President, Strategic Planning from 1994 to 1996. Prior to joining PepsiCo, Ms. Nooyi spent four years as Senior Vice President of Strategy and Strategic Marketing for Asea Brown Boveri, Inc. She was also Vice President and Director of Corporate Strategy and Planning at Motorola, Inc. Ms. Nooyi is also a director of Motorola, Inc.

Richard Goodman, 57, will assume the position of Chief Financial Officer for the Company, with responsibility for Tax, Treasury, Control, Risk Management and Audit and Investor Relations. Mr. Goodman has served as Senior Vice President and Chief Financial Officer of PepsiCo International since 2003. Mr. Goodman also served as Senior Vice President and Chief Financial Officer of PepsiCo Beverages International from 2001 to 2003 and Vice President and General Auditor of PepsiCo from 2000 to 2001. Mr. Goodman joined PepsiCo in 1992 as Vice President of Corporate Strategic Planning, International and held a number of senior financial positions with the Company and its affiliates until 1997 when he left PepsiCo to pursue other opportunities. Before joining PepsiCo, Mr. Goodman was with W.R. Grace in a variety of global chief financial officer positions.

Hugh F. Johnston, 44, will be promoted to the newly created position of Executive Vice President, Operations and will add Global Procurement and Information Technology to his responsibilities. Mr. Johnston has served as Senior Vice President, Transformation since April 2006. He served as Senior Vice President and Chief Financial Officer of PepsiCo Beverages and Foods from November 2002 through March 2006, and as Senior Vice President of Mergers and Acquisitions for the Company from March 2002 until November 2002. Mr. Johnston joined PepsiCo in 1987 as a Business Planner and held a variety of finance positions with the Company until 1999 when he left to join Merck &Co., Inc. as Vice President, Retail, a position which he held until he rejoined PepsiCo in 2002. Prior to joining PepsiCo, Mr. Johnston held a variety of finance positions with General Electric Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

PepsiCo’s Board of Directors (the "Board") has approved certain amendments to the Company’s By-Laws effective October 1, 2006 (the "By-Laws") to allow for separate positions of Chairman of the Board and Chief Executive Officer, create the office of Executive Chairman of the Company and designate certain powers to the Chief Executive Officer and the Board. The following is a summary description of certain provisions that were amended.

Section 5.1 entitled "Chairman of the Board" (formerly Section 5.3) was amended to provide that the Chairman of the Board may, but need not, be the Chief Executive Officer or any other officer of the Company. This section and Section 5.4 of the By-Laws were also amended to provide that the Chief Executive Officer, rather than the Chairman of the Board, shall have the responsibility for supervising the Company’s policies, business, and affairs, and such other powers and duties as are commonly incident to the office of chief executive officer and the power to sign all certificates of stock, bonds, deeds and contracts of the Company.

Section 5.2 entitled "Principal Officers" (formerly Section 5.1) was amended to provide that the principal officers of the Company shall also include a Chief Executive Officer and such other officers as the Board may designate from time to time with such powers as the Board shall determine. The "Principal Officers" section was also amended to provide that the Company may have an Executive Chairman and one or more Vice Chairmen, each of whom shall have such powers and duties as the Board shall designate from time to time, and that the Chief Executive Officer may not also serve as Vice President, Secretary or Treasurer.

Section 5.5 of the By-Laws was amended to provide that the President of the Company may also be the Chief Executive Officer and that the President shall have such powers and duties as the Board, rather than the Chairman of the Board, shall designate from time to time.

Sections 5.6, 5.7 and 5.8 of the By-Laws were amended to provide that the Chief Executive Officer and the Board, rather than the Chairman of the Board, have the power to assign duties to Vice Presidents, the Treasurer and the Secretary, respectively.

Section 8.1 of the By-Laws was amended to provide that share certificates may be signed in the name of the Company by the Chief Executive Officer rather than in the name of the Chairman of the Board.

The foregoing description of the amendments to PepsiCo’s By-Laws does not purport to be complete and is qualified in its entirety by the full text of the By-Laws of PepsiCo, Inc., as amended effective October 1, 2006, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
3.2 By-Laws of PepsiCo, Inc., as amended effective October 1, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

August 15, 2006	By:	/s/ Thomas H. Tamoney, Jr.

Name: Thomas H. Tamoney, Jr.
Title: Vice President, Associate General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

3.2	By-Laws of PepsiCo, Inc., as amended effective October 1, 2006